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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 3, 2002
                                                --------------------------------

                            MOYCO TECHNOLOGIES, INC.
                           --------------------------
               (Exact name of Registrant as specified in charter)


       Pennsylvania                  0-04123                    23-1697233
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(State or other jurisdic-         (Commission                 (IRS Employer
 tion of incorporation)           File Number)              Identification No.)


        200 Commerce Drive, Montgomeryville, PA                     18936
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         (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code  (215) 855-4300
                                                   -----------------------------

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         (Former name or former address, if changed since last report.)




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Item 4. Changes in Registrant's Certifying Accountant.

          (a) At a meeting of the Board of Directors of Moyco Technologies, Inc., the Board approved the engagement of WithumSmith + Brown as the Company's independent auditors for the fiscal year ending June 30, 2002 to replace the firm of BDO Seidman, LLP, who were dismissed as auditors of the Company effective January 3, 2002 due to cost considerations. The audit committee of the Board of Directors approved the change in auditors. The reports of BDO Seidman, LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the two fiscal years ended June 30, 2001, and the unaudited interim periods through the date of this filing, there were no disagreements with BDO Seidman, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of BDO Seidman, LLP would have caused BDO Seidman, LLP to make reference to the matter in their report. During each of the two fiscal years ended June 30, 2001, and the unaudited interim periods through the date of this filing, there were no "reportable events" as defined by Item 304(a)(1)(iv)(B) of Regulation S-B. The Company has requested BDO Seidman, LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements.

         (b) The Company engaged WithumSmith + Brown as its new independent accountants on January 3, 2002. Prior to this date, the Company did not consult with WithumSmith + Brown regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any other matter that was either the subject of a disagreement between the Company and its former auditor as defined in paragraph 304(a)(1)(iv)(A) of Regulation S-B or was a reportable event as defined in paragraph 304(a)(1)(iv)(B) of Regulation S-B.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)   Exhibits. The exhibits designated with an asterisk (*) are filed herewith.

        16.1*   Letter from BDO Seidman, LLP dated January 3, 2002



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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2002                      Moyco Technologies, Inc.
                                            (Registrant)

                                            By /s/ Marvin E. Sternberg
                                               --------------------------------
                                            Marvin E. Sternberg
                                            Chief Executive Officer



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